GUARANTY

June 24, 2008

FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by the Purchasers (as defined below) to or for the account of each of Cancable Inc., an Ontario corporation ("**Cancable**"), and Creative Vistas, Inc., an Arizona corporation ("**Creative**" and together with Cancable, the "**Borrowers**" and each individually a "**Borrower**") from time to time and at any time and for other good and valuable consideration and to induce the Purchasers, in their discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Purchasers may deem advisable, each of the undersigned (individually a "**Guarantor**" and collectively the "**Guarantors**") irrevocably and unconditionally guarantees to the Creditor Parties, their successors, endorsees and assigns under the Purchase Agreement (defined below) the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds, of the Borrowers to the Creditor Parties or any of them and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which each Borrower is or may become liable to the Creditor Parties or any of them, whether incurred by such Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by the Creditor Parties or any of them, whether arising under, out of, or in connection with that certain Securities Purchase Agreement dated as of the date hereof by and between the Borrowers, the purchasers party thereto (the "**Purchasers**") and LV Administrative Services, Inc. (the "**Agent**") as administrative and collateral agent of the Purchasers, as further amended, modified, supplemented or replaced from time to time (the "**Purchase Agreement**") and each Related Agreement referred to in the Purchase Agreement (the Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "**Documents**"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of any Borrower to the Creditor Parties or any of them, whether now existing or hereafter arising in connection with the Documents, whether direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the "**Obligations**"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Borrower under Title 11, United States Codes, the *Bankruptcy and Insolvency Act* (Canada) (the "**BIA**") and the *Companies' Creditors Arrangement Act* (Canada) (the "**CCAA**") including, without limitation, obligations or indebtedness of each Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Purchase Agreement. In furtherance of the foregoing, each Guarantor hereby jointly and severally agrees in favour of the Agent, for the rateable benefit of the Purchasers, as follows:

1. <u>No Impairment</u>. The Agent may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantors, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with a Borrower or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between any Creditor Party and any Borrower or any such other party or person, or make any election of rights the Agent may deem desirable under the United States Bankruptcy Code, as amended, the BIA, the CCAA, or any other federal, provincial or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "**Insolvency Law**") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger, amalgamation or consolidation of a Borrower or a Guarantor, or any change in the composition, nature, personnel or location of a Borrower or a Guarantor and shall extend to any successor entity to a Borrower or a Guarantor, including a debtor in possession or the like under any Insolvency Law.

2. <u>Guaranty Absolute</u>. Each Guarantor jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of a Borrower with respect thereto. Each Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that a Borrower will contract additional indebtedness for which the Guarantors may be liable hereunder after such Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not such Borrower has properly authorized incurring such additional indebtedness. Each Guarantor acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to any Borrower, have been made by any Creditor Party to induce such Guarantor to enter into this Guaranty and (ii) any extension of credit to any Borrower shall be governed solely by the provisions of the Documents. The liability of the Guarantors under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any assignment or transfer of any thereof (in accordance with the terms thereof), (b) any lack of validity or enforceability of any Document, (c) any furnishing of any additional security to the Agent or its assignees or any acceptance thereof or any release of any security by the Agent or its assignees, (d) any limitation on any party's liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like

proceeding relating to a Borrower, or any action taken with respect to this Guaranty by any trustee, receiver, interim receiver, or receiver and manager, or by any court, in any such proceeding, whether or not the Guarantors shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor. Any amounts due from any Guarantor to any Creditor Party shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

3. Waivers.

(a) This Guaranty is a guaranty of payment and not of collection. The Agent shall be under no obligation to institute suit, exercise rights or remedies or take any other action against any Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the Guarantors being obligated to perform as agreed herein and each Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require the Agent to do any of the foregoing. The obligations of the Guarantors hereunder are independent of the Obligations and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower. Each Guarantor further consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of such Guarantor, or against or in payment of any or all of the Obligations. Each Guarantor hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which such Guarantor may have or which may exist between and among the Creditor Parties, any Borrower and/or such Guarantor with respect to such Guarantor's obligations under this Guaranty, or which any Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b) Each Guarantor further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which such Guarantor may be entitled, including, without limitation, notice of adverse change in a Borrower's financial condition or of any other fact which might materially increase the risk of the Guarantors and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c) Notwithstanding any payment or payments made by the Guarantors hereunder, or any setoff or application of funds of any Guarantor by any Creditor Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Creditor Party against any Borrower or against any collateral or guarantee or right of offset held by such Creditor

Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution, indemnification or reimbursement from any Borrower in respect of payments made by such Guarantor hereunder, until all amounts owing to the Creditor Parties by the Borrowers on account of the Obligations are paid in full and the Purchasers' obligation to extend credit pursuant to the Documents has been terminated. If, notwithstanding the foregoing, any amount shall be paid to a Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Purchasers' obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by such Guarantor in trust for the Agent, segregated from other funds of such Guarantor, and shall forthwith upon, and in any event within two (2) business days of, receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine, subject to the provisions of the Documents. Any and all present and future debts and obligations of any Borrower to any Guarantor are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of the Borrowers to the Creditor Parties.

4. Indemnity. As an original and independent obligation under this Guaranty, the Guarantors shall:

(a) indemnify each Creditor Party and keep each Creditor Party indemnified against any cost, loss, expense or liability of whatever kind resulting from the failure by the Borrowers to make due and punctual payment of any of the Obligations or resulting from any of the Obligations being or becoming void, voidable, unenforceable or ineffective against the Borrowers (including, but without limitation, all reasonable legal and other costs, charges and expenses incurred by any Creditor Party, in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Guaranty); and

(b) pay on demand the amount of such reasonable cost, loss, expense or liability whether or not the Creditor Parties have attempted to enforce any rights against the Borrowers or any other person or otherwise.

5. Security. All sums at any time to the credit of the Guarantors and any property of the Guarantors in any Creditor Party's possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Creditor Party (each such entity, an "**Affiliate**") shall be deemed held by such Creditor Party or such Affiliate, as the case may be, as security for any and all of the Guarantors' obligations to the Creditor Parties, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

6. Representation as to Financial Benefit. Each Guarantor hereby represents and warrants (which representation shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that it has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of

credit made under the Documents or other Obligation incurred by the Borrower to the Purchasers.

7. Acceleration.

(a) If any Event of Default (as defined in each Note) shall have occurred or be continuing, or any of the Borrowers or any of the Guarantors should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the Guarantors, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the Guarantors by the United States of America or Canada, or any respective department, agency, or instrumentality of either country, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in the Agent's possession, or otherwise, then any and all Obligations shall for purposes hereof, at the Agent's option, subject to Applicable Laws ("**Applicable Laws**" means, in respect of any person, property, transaction or event, all present and future laws, statutes, regulations, treaties, judgments and decrees applicable to that person, property, transaction or event (whether or not having the force of law with respect to regulatory matters applicable to the Agent) and all applicable requirements, requests, official directives, consents, approvals, authorizations, guidelines, rules, orders and policies of any Governmental Authority ("**Governmental Authority**" means any domestic or foreign government including any federal, provincial, state, territorial or municipal government and any government agency tribunal, commission or other authority exercising or purporting to exercise executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government, having or purporting to have authority over that person, property or transaction or event)) be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Borrowers.

(b) Each Guarantor will promptly notify the Agent of any default by such Guarantor in its performance or observance of any term or condition of any material agreement to which (i) such Guarantor is a party; and (ii) such Guarantor may be required to make payment to a third party, if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, the Agent shall have the right to accelerate the Guarantors' obligations hereunder.

8. Payments from Guarantors. The Agent, in its sole and absolute discretion, with or without notice to the Guarantors, may apply on account of the Obligations any payment from a Guarantor or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

9. Tax Gross Up. Any and all payments by the Guarantors hereunder, and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net

income or franchise taxes of any Creditor Party by the jurisdiction in which such person is organized or has its principal office (all such non-excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "**Taxes**"). If any Guarantor shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Creditor Party, (i) the sum payable shall be increased by the amount (an "**additional amount**") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 9) such Creditor Party shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law. Notwithstanding any other provision hereof to the contrary, if any Creditor Party assigns this Guaranty to any other Person prior to the occurrence of an Event of Default, then in no event shall a Guarantor be responsible for the payment of any Taxes or other sums under this Section 9 in excess of the amount that such Guarantor would otherwise be responsible for if such Creditor Party had not assigned this Guaranty.

In addition, each Guarantor agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty ("**Other Taxes**"). Each Guarantor shall deliver to the Agent official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to the Agent.

Each Guarantor hereby indemnifies and agrees to hold each Creditor Party harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 9) paid by such person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within ten (10) days from the date on which any such person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

10. Costs. The Guarantors shall pay on demand, all reasonable costs, fees and expenses (including, without limitation, expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of the Agent hereunder or under any of the Obligations.

11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon each Guarantor, and, its respective successors and assigns, until all of the Obligations have been paid in full and the Creditor Parties' obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the Guarantors, the death, release or discharge in whole or in part or the bankruptcy, amalgamation, merger, consolidation, incorporation, liquidation

or dissolution of one or more of them shall not discharge or affect the liabilities of any Guarantor under this Guaranty.

12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if any Creditor Party receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, interim receiver or receiver and manager or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by such Creditor Party, the Guarantors' obligations to such Creditor Party shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to such Creditor Party, which payment shall be due on demand.

13. Books and Records. The books and records of the Agent showing the account between Creditor Parties and the Borrowers shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantors for the purpose of establishing the items therein set forth absent manifest error and shall constitute *prima facie* proof thereof.

14. No Waiver. No failure on the part of any Creditor Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by any Creditor Party of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to the Creditor Parties or allowed them by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Creditor Parties at any time and from time to time.

15. Waiver of Jury Trial. EACH GUARANTOR DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. EACH GUARANTOR DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF ANY CREDITOR PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH CREDITOR PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

16. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN. EACH GUARANTOR EXPRESSLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF THE SUPREME COURT OF STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY A GUARANTOR AGAINST THE AGENT INVOLVING,

DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH GUARANTOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL IN ACCORDANCE WITH SECTION 25, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. EACH GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

17. Judgment Currency. If, for the purpose of obtaining or enforcing judgment against any Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this section referred to as the "**Judgment Currency**") an amount due under this Guaranty in any currency (the "**Obligation Currency**") other than the Judgment Currency, the conversion shall be made at the Exchange Rate prevailing on the business day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this section being hereinafter in this section referred to as the "**Judgment Conversion Date**").

If, in the case of any proceeding in the court of any jurisdiction referred to in the preceding paragraph, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the respective Guarantor shall pay such adjusted amount as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date. Any amount due from a Guarantor under this section shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Guaranty. **"Exchange Rate"** means, in relation to any amount of currency to be converted into another currency pursuant to this Section 17, the relevant exchange rate as published in the Wall Street Journal on the relevant date of calculation.

18. Termination. This Guaranty and the Guarantors' obligations hereunder shall immediately terminate upon the Obligations being satisfied in full and all commitments of the Purchasers with respect thereto having been terminated.

19. Representations, Warranties and Covenants Concerning the Collateral. Each Guarantor represents, warrants (each of which such representations and warranties shall be deemed repeated upon any Borrower selling a Note and made as of the time of each and every such sale of a Note under the Purchase Agreement) and covenants as follows:

(a) It shall not encumber, mortgage, pledge, assign or grant any Lien in any of its assets, property or undertaking to anyone other than the Agent and except for Permitted Encumbrances.

(b) It shall defend the right, title and interest of the Agent in and to the Collateral against the claims and demands of all Persons whomsoever, and take such actions, including (i) all actions necessary to grant the Agent "control" of the Collateral owned by it, with any agreements establishing control to be in form and substance satisfactory to the Agent, (ii) the prompt (but in no event later than five (5) business days following the Agent's request therefor) delivery to the Agent of all certificated Collateral owned by it (in each case, accompanied by stock powers or other instruments of transfer executed in blank), (iii) notification of the Agent's interest in Collateral at the Agent's request, and (iv) the institution of litigation against third parties as shall be prudent in order to protect and preserve its and/or the Agent's respective and several interests in the Collateral.

(c) It shall perform in a reasonable time all other steps requested by the Agent to create and maintain in the Agent's favour a valid perfected first Lien in all Collateral subject only to Permitted Encumbrances.

20. Additional Representations and Warranties of the Guarantors. Each Guarantor hereby represents and warrants to the Creditor Parties that each of the representations and warranties of the Borrowers contained in Section 4 of the Purchase Agreement are true and correct each time they are made or are deemed to be made to the extent that such representations and warranties relate to such Guarantor or to its assets or business.

21. Covenants. Each Guarantor covenants and agrees with the Creditor Parties as follows:

(a) It will comply with, perform, fulfil and satisfy the covenants of the Borrowers contained in Section 6 of the Purchase Agreement to the extent that such covenants relate to the Guarantor or to its assets or business.

(b) Confidentiality. No Guarantor shall disclose, nor will it include in any public announcement, the name of any Creditor Party, unless expressly agreed to by such Creditor Party or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, (i) a Guarantor may disclose any Creditor Party's identity and the terms of this Guaranty and the Related Agreements to which it is a party to its current and prospective debt and equity financing sources and (ii) a Guarantor (and each employee, representative, or other agent of such Guarantor) may disclose to any and all Persons,

without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transactions contemplated by this Guaranty and the Related Agreements and the agreements referred to therein; provided, however, that a Guarantor (and each employee, representative or other agent of such Guarantor) may not disclose pursuant to this clause (ii) any other information that is not relevant to understanding the tax treatment or tax structure of such transactions (including the identity of any party or any information that could lead another to determine the identity of any party). Each Creditor Party shall be permitted to discuss, distribute or otherwise transfer any non-public information of the Guarantors in such Creditor Party's possession now or in the future, subject to any applicable securities law restrictions, to potential or actual (i) direct or indirect investors in the Creditor Party and (ii) third party assignees or transferees of all or a portion of the obligations of the Guarantors hereunder and under any Related Agreement to which it is a party.

(c) Opinion. On the Closing Date, the Guarantors shall deliver to the Agent an opinion acceptable to the Agent from the Guarantors' legal counsel.

(d) Legal Name, etc. It shall provide the Agent with thirty (30) days prior written notice of any change to (i) its name as it appears in the official filings in the province or state of its organization, (ii) the type of legal entity it is, (iii) its province or state of organization or (iv) amend its certificate of incorporation, by-laws or other organizational document.

(e) Compliance with Laws. The operation of its business is and shall continue to be in compliance in all material respects with all applicable federal, provincial, state and local laws, rules and ordinances, including all laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety and environmental matters.

(f) Notices. It shall promptly inform the Agent in writing of: (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any event which could reasonably be expected to have singly or in the aggregate, a Material Adverse Effect; (ii) any change which has had, or could reasonably be expected to have, a Material Adverse Effect; (iii) any Event of Default; and (iv) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which it is a party or by which it or any of its properties may be bound the breach of which would have a Material Adverse Effect.

22. Further Assurances. At any time and from time to time, upon the written request of the Agent and at the sole expense of the Guarantors, the Guarantors shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may request (a) to obtain the full benefits of this Guaranty and the Related Agreements to which it is a party, (b) to protect, preserve and maintain the Agent's rights in the Collateral and under this Guaranty or any Related Agreement,

and/or (c) to enable the Agent to exercise all or any of the rights and powers herein granted or in any Related Agreement.

23. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

24. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantors and the Agent.

25. Notice. Any notice or request hereunder may be given to any party hereto at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 25. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given five (5) days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

Notices shall be provided as follows:

If to Agent:

LV Administrative Services, Inc.
335 Madison Avenue, 10th Fl.
New York, New York 10017

Attention: Portfolio Services
Telephone: (212) 541-5800
Facsimile No.: (212) 581-5037

And to:

Fasken Martineau DuMoulin LLP
Suite 4200, TD Bank Tower
66 Wellington Street West
Toronto, Ontario M5K 1N6

Attention: John W. Torrey
Telephone: (416) 865-4394
Facsimile No.: (416) 868-7541

If to the Guarantors:

c/o Creative Vistas, Inc.
2100 Forbes Street, Units 8-10
Whitby, Ontario L1N 9T3

Attention: Chief Financial Officer
Facsimile No.: (905) 666-9795

And to:

Torys LLP
237 Park Avenue, 20th Floor
New York, NY 10017

Attention: Andrew J. Beck
Facsimile No.: (212) 682-0200

or such other address as may be designated in writing hereafter in accordance with this Section 25 by such Person.

26. Counterparts. This Guaranty may be executed in any number of counterparts which shall, collectively and separately constitute one agreement. Any signature delivered by a party by facsimile transmission or by sending a scanned copy by electronic mail shall be deemed an original signature hereto.

27. Successors. Each Creditor Party may, from time to time, without notice to the Guarantors, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty in accordance with the Purchase Agreement.

28. Release. Nothing except cash payment in full of the Obligations shall release the Guarantors from liability under this Guaranty.

29. Limitation of Obligations under this Guaranty. Each Guarantor and the Agent (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute (i) a fraudulent transfer or conveyance for purposes of any Insolvency Law; or (ii) a preference or a preferential transfer for purposes of any Insolvency Law in effect in any bankruptcy, insolvency or similar proceeding with respect to a Borrower or a Guarantor. To effectuate the foregoing intention, if any Guarantor is subject to any Insolvency Law, the Agent (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, result in the Obligations of the Guarantors under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance, preference or preferential transfer.

30. Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any of the Documents, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to the Agent, (y) delivering supplements to such exhibits and annexes to such Documents as the Agent shall reasonably request and (z) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to the Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Agent.

31. For the purposes hereof, the following terms have the following meanings:

"**Collateral**" means the collateral pledged (x) by the Guarantors pursuant to the Master Security Agreement made as of the date hereof by the Guarantors in favour of the Agent, as the same may be amended, modified, supplemented or replaced from time to time and (y) pursuant to the Stock Pledge Agreement made as of the date hereof by such Guarantors party thereto in favour of the Agent, as the same may be amended, modified, supplemented or replaced from time to time.

"**Lien**" means any mortgage, security deed, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the PPSA or comparable law of any jurisdiction.

"**PPSA**" shall mean the *Personal Property Security Act* (Ontario), as amended from time to time including any Act substituted therefor and any amendment thereto.

32. If there is any inconsistency between the provisions of this Guaranty and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall prevail.

[REMAINDER OF THIS PAGE IS BLANK. SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, this Guarantee has been executed by each Guarantor as of the day and year first written above.

CANCABLE HOLDING CORP.

Per: ______________________
Name: SAYAN NAVARATNAM
Title: CEO

CANCABLE, INC.

Per: ______________________
Name: ROSS JEPSON
Title: PRESIDENT

CREATIVE VISTAS ACQUISITION CORP.

Per: ______________________
Name: SAYAN NAVARATNAM
Title: PRESIDENT

A.C. TECHNICAL SYSTEMS LTD.

Per: ______________________
Name: DOMINIC BURNS
Title: PRESIDENT

2141306 ONTARIO INC.

Per: ______________________
Name: MARK THOMPSON
Title: PRESIDENT

IN WITNESS WHEREOF, this Guarantee has been executed by each Guarantor as of the day and year first written above.

CANCABLE HOLDING CORP.

Per: ______________________
Name: SAYAN NAVARATNAM
Title: CEO

CANCABLE, INC.

Per: ______________________
Name: ROSS JEPSON
Title: PRESIDENT

CREATIVE VISTAS ACQUISITION CORP.

Per: ______________________
Name: SAYAN NAVARATNAM
Title: PRESIDENT

A.C. TECHNICAL SYSTEMS LTD.

Per: ______________________
Name: DOMINIC BURNS
Title: PRESIDENT

2141306 ONTARIO INC.

Per: ______________________
Name: MARK THOMPSON
Title: PRESIDENT

CANCABLE XL INC.

Per: ______________________
Name:
Title:

IVIEW HOLDING CORP.

Per: ______________________
Name:
Title:

IVIEW DIGITAL VIDEO SOLUTIONS INC.

Per: ______________________
Name:
Title:

XL DIGITAL SERVICES INC.

Per: ______________________
Name:
Title:

CANCABLE XL INC.

Per: ____________________
Name: HEUNG HUNG LEE
Title: DIRECTOR

IVIEW HOLDING CORP.

Per: ____________________
Name: SAYAN NAVARATNAM
Title: CEO

IVIEW DIGITAL VIDEO SOLUTIONS INC.

Per: ____________________
Name: SAYAN NAVARATNAM
Title: PRESIDENT

XL DIGITAL SERVICES INC.

Per: ____________________
Name: ROSS JEPSON
Title: PRESIDENT